SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2005

TASKER CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-32019	88-0426048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 Old Ridgebury Road, Suite 14, Danbury, CT 06810-5116

(Address of principal executive offices, including zip code)

(203) 730-4350

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement and Related Warrants and Registration Rights Agreement

On September 20, 2005, Tasker Capital Corp. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with accredited investors pursuant to which the Company will issue and sell up to 4,545,454 shares of its common stock and warrants exercisable for up to 2,272,727 shares of its common stock pursuant to a private placement for gross proceeds to the Company at the closing under the Purchase Agreement of up to $10,000,000 (not including the exercise price of the warrants). As of September 20, 2005, the Company had received subscriptions for 2,228,913 shares of common stock and warrants exercisable for 1,155,459 shares of its common stock. Since September 20, the Company has received and accepted subscriptions for an additional 427,723 shares of common stock and warrants exercisable for and additional 172,856 shares of common stock.

The conditions to closing are as follows: (1) the receipt of subscriptions for an aggregate purchase price of at least $2,500,000; (2) payment of the purchase price for the shares of common stock and warrants being issued and sold; (3) delivery of stock certificates and warrants to the investors representing the shares of common stock and warrants being purchased by the investors; and (4) delivery of the Purchase Agreement and a related Registration Rights Agreement (described below).

Pursuant to the Purchase Agreement, the shares of common stock and warrants are sold together, at a purchase price of $2.20 per share of common stock. Each purchaser of shares of common stock will receive a warrant exercisable for a number of shares of common stock equal to fifty percent of such purchaser’s subscription amount divided by $2.20. The warrants will have a term of five years and an exercise price of $3.00 per share. Such warrants also include a net exercise provision pursuant to which the warrants may be exercised on a “net exercise” basis in the event that, at any time after one year from the date of the closing of the Purchase Agreement, there is no effective registration statement registering the resale of the shares of common stock underlying the warrants.

The purpose of this financing is to raise proceeds to accelerate the Company’s roll-out plans for its pen spray, poultry processing product and UNIFRESH™ Footbath, install a second production plant, and implement a cost effective marketing campaign for its Close Call™ product geared at customer awareness.

The securities offered, issued and sold pursuant to this financing will not be registered under the Securities Act of 1933, as amended, by reason of an exemption from the registration requirements under Section 4(2) and/or Rule 506 of Regulation D of the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Pursuant to the terms of the Purchase Agreement, the Company was able to rely upon the representations and warranties provided by the investors contained therein in connection with the issuance of the shares of common stock and the warrants without registration.

In addition to the Purchase Agreement, the Company and the investors have entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is required to file a registration statement covering the resale of the shares of common stock purchased pursuant to the Purchase Agreement and the shares of common stock receivable upon exercise of the warrants within 60 days after the closing of the Purchase Agreement and to have that registration statement declared effective within 120 days after such closing. The Company is required to pay liquidated damages if the registration statement has not been declared effective on or prior to the effectiveness deadline specified above.

The description of the Purchase Agreement, the warrants and the Registration Rights Agreement contained in this Form 8-K is qualified in its entirety by reference to the full text of the Purchase Agreement, the Warrants and the Registration Rights Agreement filed as exhibits to this Form 8-K.

This Form 8-K contains forward-looking statements. The Company intends statements which are not historical in nature to be, and are hereby identified as “forward-looking statements” to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, such as statements about the Company’s plans, objectives, expectations, assumptions or future events. These statements involve estimates, assumptions, known and unknown risks, uncertainties and performances, or achievements expressed or implied by the forward-looking statement. Actual future results and trends may differ materially from those made in or suggested by any forward-looking statements due to a variety of factors, including, for example, the Company’s ability to compete with other products in their space; the risk of unfavorable federal regulation; and the fact that the Company’s status as a development stage company makes their future unclear. Consequently you should not place undue reliance on these forward-looking statements. The transaction described herein may or may not close as expected. If the transaction does not close, the Company’s ability to capitalize on potential opportunities for the sale of its products may be significantly negatively impaired. The Company discusses many of these and other risks and uncertainties in greater detail under the section entitled, “Risk Factors That May Affect Future Results” in Item 1 of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 filed with SEC.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
4.01	Form of Warrant issued by Tasker Capital Corp. pursuant to the Securities Purchase Agreement, dated as of September 20, 2005, by and among Tasker Capital Corp. and the Purchaser parties thereto.

10.01	Securities Purchase Agreement, dated as of September 20, 2005, by and among Tasker Capital Corp. and the Purchaser parties thereto.

10.02	Registration Rights Agreement, dated as of September 20, 2005, by and among Tasker Capital Corp. and the Purchaser parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKER CAPITAL CORP.
(Registrant)

By:	/s/ Robert P. Appleby
Robert P. Appleby
President and Chief Executive Officer

Date: September 26, 2005